UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

BRAIN SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56216	81-0876714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6700 Professional Parkway

Lakewood Ranch, Florida 34240

(Address of principal executive offices)

(917) 388-1578

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On March 31, 2023 (the “Effective Date”), Brain Scientific Inc. (the “Company”), consummated the second closing (the “Closing”) of a private placement offering (the “Offering”) whereby the Company sold to three accredited investor (the “Holders”), for an aggregate purchase price of $100,000 (the “Purchase Price”) (i) 50% Original Issue Discount Senior Secured Convertible Debentures in the principal amount of $200,000 (the “Debentures”); and (ii) 59,988 warrants (the “Warrants”) to purchase shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

The Debentures are due, subject to the terms therein, June 10, 2023 unless extended pursuant to the terms thereunder (the “Maturity Date”).

The Warrants shall be exercisable at any time on or after the earlier of (i) the Maturity Date; or (ii) the closing of a registered offering of the Company’s securities for aggregate gross proceeds to the Company of at least $5,000,000, resulting in the listing for trading of the Common Stock on the NYSE American or The Nasdaq Capital Market (the “Qualified Offering”), and on or prior to on or prior to 5:00 p.m. (New York City time) on September 14, 2029 (if no Qualified Offering has been consummated occurred on or prior to the Maturity Date of the Debentures) or the date that is five years and six months following the closing of the Qualified Offering.

The Debentures contain mandatory and voluntary conversion features as follows:

(a) Mandatory Conversion.

In the event a Qualified Offering is consummated prior to the Maturity Date of the Debentures, the Debentures automatically convert into shares of Common Stock, immediately upon the occurrence of a Qualified Offering (the “Mandatory Conversion”). The exercise price per share of Common Stock pursuant to the Warrant shall mean, in the case of a Mandatory Conversion, the price of the Common Stock (or unit, if units are offered in the Qualified Offering) in the Qualified Offering.

(b) Voluntary Conversion.

The Holders of the Debentures have the right (subject to the conversion limitations set forth therein) from time following the Maturity Date and prior to a Mandatory Conversion to convert all or any part of the outstanding and unpaid principal and interest then due under the Debentures into fully paid and non-assessable shares of Common Stock (the “Voluntary Conversion”). The exercise price per share of Common Stock pursuant to the Warrant shall mean, in the case of a Voluntary Conversion, the lower of (i) $0.25 per share or (ii) 75% of the average of the VWAP of the Company’s Common Stock during the ten (10) Trading Day period immediately prior to the Maturity Date.

In connection with the Offering, on the Effective Date, the Company and the Holders entered into a letter agreement (the “Letter Agreement”) whereby the company agreed, in order to induce the Holders to participate in the Offering, to (i) modify that certain security agreement, dated June 10, 2022 (the “Security Agreement”) entered into by and among the Company, the Company’s subsidiaries and the investors in the Company’s June 2022 private placement offering (the “June 2022 Offering”) to provide that the indebtedness reflected by the Debentures and the Company’s obligations with respect thereto are included under the Security Agreement and covered by the security interest granted thereby; and (ii) provide the opportunity for all other participants in the June 2022 Offering to participate in the Offering.

Pursuant to the Security Agreement, the Company agreed to grant each of the Holders a security interest in all of the assets of the Company, to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Debenture, the Warrants, the Letter Agreement and the Security Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Debenture, the Warrants, the Letter Agreement and the Security Agreement, the forms of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Debentures and Warrants were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the investor agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form Debenture (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 20, 2023)
10.2	Form Common Stock Purchase Warrant (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 20, 2023)
10.3	Form Letter Agreement (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 20, 2023)
10.4	Form Security Agreement (incorporated herein by reference to Exhibit 10.5 of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 15, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAIN SCIENTIFIC INC.

Dated: April 4, 2023	By:	/s/ Hassan Kotob
Hassan Kotob
Chief Executive Officer

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